                                                                Exhibit 99.1 (b)

ORANGE COUNTY PROFESSIONAL SERVICES, INC.
(DBA CALIFORNIA PROFESSIONAL SERVICES)
AND AFFILIATED COMPANIES

Combined Consolidated Balance Sheets
June 30, 2000 and December 31, 1999

                                   Assets
                                   ------

                                                              Unaudited
                                                               June 30,     December 31,
                                                                 2000          1999
                                                              ----------    -----------
Cash                                                          $    8,361    $        -
Restricted cash                                                        -       147,147
Accounts receivable, net                                       1,048,192     1,137,475
Property and equipment, net                                      157,017       128,271
Notes receivable from owners                                           -        73,756
Prepaid expenses and other assets                                221,834       151,064
Goodwill, net                                                    331,593       344,508
                                                              ----------    ----------
                                                              $1,766,997    $1,982,221
                                                              ==========    ==========

                         Liabilities and Owners' Equity
                         ------------------------------

Cash overdraft                                                $        -    $  247,225
Accounts payable                                                 215,995       232,948
Trust payables                                                         -       147,147
Accrued liabilities                                              244,247       242,531
Lines of credit                                                  299,391       334,451
Notes payable                                                    523,878       610,991
Notes payable to owners                                          282,164       156,333
Interest payable to owners                                        55,483        47,092
                                                              ----------    ----------
                    Total liabilities                          1,621,158     2,018,718
                                                              ----------    ----------

Owners' Equity:
    Common stock, no par value, 226,000 shares authorized,
        17,640 shares issued and outstanding                      30,000        30,000
    Retained deficit                                            (320,916)     (608,053)
    Partners' capital                                            436,755       541,556
                                                              ----------    ----------
                    Total owners' equity                         145,839       (36,497)
                                                              ----------    ----------
                                                              $1,766,997    $1,982,221
                                                              ==========    ==========

The accompanying notes are an integral part of these combined consolidated balance statements.

ORANGE COUNTY PROFESSIONAL SERVICES, INC.
(DBA CALIFORNIA PROFESSIONAL SERVICES)
AND AFFILIATED COMPANIES

Combined Consolidated Statements of Operations
For the Six Months Ended June 30, 2000 and 1999

                                                                Unaudited    Unaudited
                                                                 June 30,     June 30,
                                                                   2000         1999
                                                               ----------   ----------
Net Revenues                                                   $4,838,338   $4,875,913

Operating Expenses:
    Salaries, wages and related benefits                        3,530,755    3,002,178
    Selling, general and administrative                         1,007,866    1,030,996
    Depreciation and amortization                                  28,662       31,134
                                                               ----------   ----------
                                                                4,567,283    4,064,308
                                                               ----------   ----------
            Income (loss) from operations                         271,055      811,605
                                                               ----------   ----------
Other Income (Expense):
    Interest income                                                   345        7,328
    Interest expense                                              (37,684)      (2,356)
                                                               ----------   ----------
                                                                  (37,339)       4,972
                                                               ----------   ----------
            Income (loss) before provision for income taxes       233,716      816,577

Provision for Income Taxes                                         11,381       33,567
                                                               ----------   ----------
            Net income (loss)                                  $  222,335   $  783,010
                                                               ==========   ==========

The accompanying notes are an integral part of these combined consolidated financial statements.

ORANGE COUNTY PROFESSIONAL SERVICES, INC.
(DBA CALIFORNIA PROFESSIONAL SERVICES)
AND AFFILIATED COMPANIES

Combined Consolidated Statements of Cash Flows
For the Six Months Ended June 30, 2000 and 1999

                                                                                Unaudited   Unaudited
                                                                                 June 30,    June 30,
                                                                                   2000        1999
                                                                                ---------   ---------
Cash Flows from Operating Activities:
    Net income (loss)                                                           $ 222,335   $ 783,010
    Adjustments to reconcile net income (loss) to net
       cash provided by operating activities:
            Depreciation and amortization                                          28,662      31,134
            (Increase) decrease in assets:
                Restricted cash                                                   147,147    (147,147)
                Accounts receivable                                                89,283     (97,221)
                Prepaid expenses and other assets                                 (70,770)     12,611
            Increase (decrease) in liabilities:
                Accounts payable                                                  (16,954)    (85,947)
                Trust payables                                                   (147,147)    147,147
                Accrued liabilities                                                10,108     (52,341)
                                                                                ---------   ---------
                    Net cash provided by (used in)
                        operating activities                                      262,664     591,246
                                                                                ---------   ---------
Cash Flows from Investing Activities:
    Purchases of property and equipment                                           (44,492)    (87,194)
                                                                                ---------   ---------
                    Net cash used in investing activities                         (44,492)    (87,194)
                                                                                ---------   ---------
Cash Flows from Financing Activities:
    Net borrowings (repayments) on overdraft facility                            (247,225)    (26,045)
    Net borrowings (repayments) on line of credit                                 (35,060)     (5,729)
    Net borrowings (repayments) on notes payable                                  (87,113)    (13,563)
    Net borrowings (repayments) on owners notes                                   199,587     (11,453)
    Stock repurchased                                                                   -    (375,000)
    Distributions to partners                                                     (40,000)    (10,000)
                                                                                ---------   ---------
                    Net cash provided by (used in)
                        financing activities                                     (209,811)   (441,790)
                                                                                ---------   ---------
Net Increase (Decrease) in Cash                                                     8,361      62,262

Cash, beginning of the period                                                           -           -
                                                                                ---------   ---------
Cash, end of the period                                                         $   8,361   $  62,262
                                                                                =========   =========

                                                                       Unaudited   Unaudited
                                                                        June 30,    June 30,
                                                                          2000        1999
                                                                       ---------   ---------
Supplemental Disclosure of Cash Flow Information:

    Cash paid during the period for interest                           $  29,293   $   2,356
                                                                       =========   =========
    Cash paid during the period for income taxes                       $  32,365   $  10,983
                                                                       =========   =========

The accompanying notes are an integral part of these combined consolidated financial statements.

ORANGE COUNTY PROFESSIONAL SERVICES, INC.
(DBA CALIFORNIA PROFESSIONAL SERVICES)
AND AFFILIATED COMPANIES

Notes to Financial Statements
June 30, 2000


1.   Organization and Description of Business
     ----------------------------------------

Orange County Professional Services, Inc. (dba California Professional Services) and Affiliated Companies (the "Company") consists of Orange County Professional Services, Inc., a California corporation ("OCPS"), Impact Seminars and Consulting, Inc., a Hawaii corporation and wholly-owned subsidiary of OCPS ("Impact"), RBA Rem-Care, Inc., a California corporation ("RBA"), Insource Medical Solutions, LLC, a California limited liability company ("Insource"), and Hospital Employee Labor Pool, a California corporation ("HELP").

The Company provides collection services, billing services, outsourcing and temporary staffing services, and specialty consulting services primarily to the healthcare industry. The collection services include the recovery of pre-delinquent and delinquent healthcare receivables including early out programs. The billing services include virtually all billing functions for healthcare providers, including electronic bill submission capabilities. The outsourcing and temporary staffing services include providing temporary staffing needs for any business office function of healthcare providers. Available staff includes, among other things, coders, billers, abstractors and collectors. The specialty consulting services include insurance claims management, clinical denial audits, zero balance reviews, and eligibility reviews.

2.   Basis of Presentation
     ---------------------

In the opinion of management, the financial information reflects all adjustments which are necessary to a fair presentation of the financial position, results of operations and cash flows for the interim periods presented and are of a normal recurring nature, unless otherwise disclosed in this report.

The accompanying unaudited, combined consolidated financial statements have been prepared in accordance with Securities and Exchange Commission requirements for interim financial statements. Therefore, they do not include all disclosures that would be presented in an Annual Report on Form 10-KSB. The statements should be read in conjunction with the notes to the audited financial statements of the Company as of and for the five months ended May 31, 2000 and the years ended December 31, 1999 and 1998.

3.   Acquisition by RevCare, Inc.
     ----------------------------

On August 14, 2000, the Company completed the sale of (i) all of the outstanding stock of OCPS and its subsidiary, Impact, and (ii) substantially all of the assets of Insource, RBA and HELP, to RevCare, Inc. The sales price for these transactions, subject to certain post-closing adjustments, was approximately $10,500,000, of which $4,200,000 shall be paid in the form of convertible promissory notes.